Exhibit 10.48

UNIT SUBSCRIPTION AGREEMENT

AUGUST 15, 2008

The undersigned, ROCKFIELD NOBLE HOLDING, LLC (the “Subscriber”), hereby agrees to subscribe for and purchase from NOBLE ENVIRONMENTAL POWER, LLC, a Delaware limited liability company (the “Company”), and the Company hereby agrees to sell and issue to the Subscriber, the number of Series B Preferred Units (the “Preferred Units”) of the Company set forth on the Subscriber’s signature page hereto (such Preferred Units to be issued, the “Purchased Units”) in consideration of the payment to the Company of $100.00 per Purchased Unit (the “Subscription Price”), the sufficiency of which is hereby acknowledged.

On or before August 15, 2008 the Subscriber shall deposit the Subscription Price into an account identified to the Subscriber by the Company (the “Deposit Account”) by wire transfer of immediately available funds.  Once the Subscription Price is received into the Deposit Account, the Company shall immediately issue the Purchased Units to the Subscriber without further action.

The Company represents and warrants that the Purchased Units, when issued, will be duly authorized, validly issued, fully paid and nonassessable.

The Subscriber represents and warrants to the Company that the representations and warranties of the Subscriber set forth in Section 8 of that certain Fifth Amended and Restated Limited Liability Company Operating Agreement of the Company, dated August 15, 2008, are true and correct in all material respects on and as of the date hereof as if made by the Subscriber on and as of the date hereof (except to the extent expressly made as of an earlier date, in which case such representations shall be true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified by materiality, in which case such representations shall be true and correct).

As evidence of the restrictions on transfer, the following legends will be placed on the certificates, if any, evidencing the Purchased Units:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS.  THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.”

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IN WITNESS WHEREOF, the undersigned have executed this Unit Subscription Agreement as of the date first written above.

ROCKFIELD NOBLE HOLDING, LLC

By:	/s/ Charles Hinckley
Name:
Title:

Number of Purchased Units: 47,750.00

NOBLE ENVIRONMENTAL POWER, LLC

By:	/s/ Walter Q. Howard
Name:	Walter Q. Howard
Title:	President and Chief Executive Officer